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                        SUPPLEMENT DATED OCTOBER 16, 2006
                       TO THE PROSPECTUS DATED MAY 1, 2006

                                       FOR

                            Venture Variable Annuity

This Supplement is intended to supplement the prospectus dated May 1, 2006 for certain new Venture Variable Annuity Contracts(1) issued by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK and funded in its Separate Account, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A.

This Supplement describes a change in the promotional rate for Payment Enhancements applicable to Contracts issued in New York on or after October 16, 2006 with an optional Payment Enhancement Rider. We impose an additional fee for the Payment Enhancement Rider and Contracts with this feature will be subject to a higher withdrawal charge for a longer period of time.

Payment Enhancement

If you elect the Payment Enhancement, we will add a Payment Enhancement to your Contract when you make a Purchase Payment. The Payment Enhancement is equal to 5% of the Purchase Payment for Contracts issued on or after October 16, 2006, and 4% of the Purchase Payment for Contracts issued on or after May 1, 2006 through October 13, 2006. The Payment Enhancement is allocated among Investment Options in the same proportion as your Purchase Payment. The Payment Enhancement is funded from John Hancock New York's General Account. See the prospectus for additional information.

Expenses (including withdrawal charges) for a Contract which has a Payment Enhancement may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement. The amount of the Payment Enhancement may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement.

                        SUPPLEMENT DATED OCTOBER 16, 2006

Venture 2006 0506:703412

033-79112 S000002860 C000007850

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(1)  Venture 2006


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